UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  July 13, 2022

INTERDIGITAL, INC.
(Exact name of Registrant as Specified in Charter)

Pennsylvania	1-33579	82-4936666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Bellevue Parkway, Suite 300
Wilmington, DE 19809-3727
(Address of principal executive offices, Zip code)

302-281-3600
Registrant's telephone number, including area code

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IDCC	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 13, 2022, the Board of Directors (the “Board”) of InterDigital, Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”). Among the changes contained in the Amended and Restated Bylaws are the following:

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The Amended and Restated Bylaws revise the deadline for advance notice of business and nominations for an annual meeting of shareholders to generally not later than the close of business 90 days nor earlier than the close of business 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so received not earlier than the 120th day prior to the annual meeting and not later than the later of the 90th day prior to the annual meeting or, if later, the tenth day following the day on which public announcement of the date of the meeting is first made by the Company. As a result of the amendments, for consideration at the 2023 Annual Meeting of Shareholders, director nominations or the presentation of other business must be received by the Secretary of the Company no earlier than February 1, 2023, and no later than March 3, 2023.  In addition, the Amended and Restated Bylaws revise the deadline for advance notice of director nominations for a special meeting of shareholders where directors will be elected to generally not earlier than the close of business 120 days prior to such special meeting and not later than the close of business 90 days prior to such special meeting, or, if later, the tenth day following public announcement of the special meeting.

●
The Amended and Restated Bylaws also revise the advance notice disclosure requirements to require the shareholder proposing business or nominating directors to provide additional information about the shareholder’s ownership of securities in the Company (including ownership of derivative securities) and material litigation, relationships and interests in material agreements with or involving the Company.  Further, the Amended and Restated Bylaws require the shareholder to provide additional information regarding any candidate the shareholder proposes to nominate for election as a director, including all information with respect to such nominee that would be required to be set forth in a shareholder’s notice if such nominee were a shareholder delivering such notice and a description of any direct or indirect material interest in any material contract or agreement between or among the nominating shareholder and each nominee or his or her respective associates.  Additionally, the Amended and Restated Bylaws require any candidate for the Board, whether nominated by a shareholder or the Board, to provide certain background information and representations regarding compliance with all applicable policies and guidelines of the Company and intent to serve the entire term, and any such other information as the Board may reasonably request.  The Amended and Restated Bylaws also require the shareholder to provide additional information regarding the proposed business and any related agreements between the shareholder and any other beneficial holder or other information relating to such item of business that would be required to be disclosed in a proxy solicitation pursuant to the Securities Exchange Act of 1934, as amended.  All disclosures must be updated as of the record date for shareholders entitled to vote at the meeting and as of the date that is ten business days prior to the meeting.

●
The Amended and Restated Bylaws also provide that, unless the Company consents in writing to the selection of an alternative forum, the state courts of the Commonwealth of Pennsylvania in and for Philadelphia County (or, in the event that the state courts of the Commonwealth of Pennsylvania in and for Philadelphia County do not have jurisdiction, the federal district court for the Eastern District of Pennsylvania or other state courts of the State of Pennsylvania) shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action, suit or proceeding brought on behalf of the Company; (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or shareholder of the Company to the Company or to the Company’s shareholders; (iii) any action, suit or proceeding arising pursuant to any provision of the Pennsylvania  Business Corporation Law of 1988, as amended, or the Company’s articles of incorporation or bylaws (as either may be amended from time to time); and (iv) any action asserting a claim against the Company governed by the internal affairs doctrine, and further provides that the U.S. federal district courts shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. The Amended and Restated Bylaws also include certain technical, conforming, modernizing and clarifying changes.

The Amended and Restated Bylaws are filed herewith as Exhibit 3.1.  A blackline of the Amended and Restated Bylaws, marked against the prior version of the Company’s amended and restated bylaws, is filed herewith as Exhibit 3.2.  The foregoing description of the changes contained in the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of InterDigital Inc., dated as of July 13, 2022
3.2	Amended and Restated Bylaws of InterDigital Inc., dated as of July 13, 2022 (marked to show changes against prior version)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL, INC.

Date: July 15, 2022	By:	/s/ Joshua D. Schmidt
Joshua D. Schmidt
Chief Legal Officer and Corporate Secretary